
Exhibit 10.33
EXECUTION COPY

CONSENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND
RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This CONSENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made as of June 22, 2006, by and among (a) SOVRAN SELF STORAGE, INC., a Maryland corporation ("Sovran") and SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Borrowers" and individually as a "Borrower"), (b) BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank) as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement, as defined below), and (c) each of the Lenders party hereto.

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrowers on the terms and conditions set forth therein;

         WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that the Borrowers intend to acquire a portfolio of twenty-one self-storage properties located in four different states (the "Cornerstone Acquisition");

         WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders of SALP's intent to form the following wholly-owned Subsidiaries in connection with the Cornerstone Acquisition: (a) Sovran Huebner, LLC, a Delaware limited liability company ("Huebner"), which will acquire the property located at 1197 Huebner, San Antonio, Texas, (b) Sovran Little Road, LLC, a Delaware limited liability company ("Little Road"), which will acquire the property located at 4320 Little Road, Arlington, Texas, (c) Sovran Granbury, LLC, a Delaware limited liability company ("Granbury"), which will acquire the property located at 6050 Old Granbury Road, Fort Worth, Texas, (d) Sovran Grapevine, LLC, a Delaware limited liability company ("Grapevine"), which will acquire the property located at 88 Grapevine Highway, Hurst, Texas, (e) Sovran Washington, LLC, a Delaware limited liability company ("Washington"), which will acquire the property located at 450 S. Washington, Florissant, Missouri, (f) Sovran Meramac, LLC, a Delaware limited liability company ("Meramac"), which will acquire the property located at 301 Meramac Station Road, Ballwin, Missouri, (g) Sovran Shackelford, LLC, a Delaware limited liability company ("Shackelford"), which will acquire the property located at 940 Shackelford, Florissant, Missouri, (h) Sovran Seminole, LLC, a Delaware limited liability company ("Seminole"), which will acquire the property located at 10833 Seminole Boulevard, Largo,


Florida, (i) Sovran DeGaulle, LLC, a Delaware limited liability company ("DeGaulle"), which will acquire the property located at 3200 General DeGaulle, New Orleans, Louisiana, and (j) Sovran Manchester, LLC, a Delaware limited liability company ("Manchester", and collectively with Huebner, Little Road, Granbury, Grapevine, Washington, Meramac, Shackelford, Seminole and DeGaulle, the "Affected Subsidiaries"), which will acquire the property located at 41524 US 19N, Tarpon Springs, Florida and 6557 Manchester Road, St. Louis, Missouri;

         WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that each of the Affected Subsidiaries will be formed as a special purpose entity ("SPE"), the sole purpose of which shall be to hold property, which by virtue of the pre-existing debt thereon does not qualify as Unencumbered Property under the Credit Agreement, and that in each case such debt contains covenants limiting such Affected Subsidiary from becoming a Guarantor under the Credit Agreement;

         WHEREAS, Sections 8.6 and 8.7 of the Credit Agreement require, inter alia, that that no Subsidiary shall become the owner of any Real Estate unless (a)  prior written consent of the Required Lenders shall have been obtained, (b) specific circumstances outside of the ordinary course of business exist, and (c) such Subsidiary that holds Real Estate become a Guarantor of the Loan;

         WHEREAS, pursuant to Sections 8.6 and 8.7 of the Credit Agreement, the Borrowers have requested that, among other things, the Required Lenders consent to the acquisitions by the various Affected Subsidiaries of their respective parcels of Real Estate under the Cornerstone Acquisition (the "Affected Subsidiary Consent") subject to the terms and conditions set forth herein;

         WHEREAS, the undersigned Lenders are willing to grant the Affected Subsidiary Consent, subject to the terms and conditions set forth herein; and

         WHEREAS, in connection with the Cornerstone Acquisition, the Borrowers and the undersigned Lenders desire to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

         1.     Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2.     Consent. Pursuant to Section 26 of the Credit Agreement, and subject to satisfaction of the conditions contained in Section 5 hereof, the undersigned Lenders representing the Required Lenders hereby grant the Affected Subsidiary Consent.


         3.     Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1.

	(1)	Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Designated Subsidiaries in its entirety, and inserting in its place, the following definition:

"Designated Subsidiaries. Collectively, each of the following Subsidiaries of the Borrowers, which are not Subsidiary Guarantors hereunder:
		(a)	Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership);

		(b)	Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(c)	Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(d)	Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(e)	Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(f)	Sovran Huebner, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(g)	Sovran Little Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(h)	Sovran Granbury, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(i)	Sovran Grapevine, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

		(j)	Sovran Washington, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);


	(k)	Sovran Meramac, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

	(l)	Sovran Shackelford, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

	(m)	Sovran Seminole, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

	(n)	Sovran DeGaulle, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); and

	(o)	Sovran Manchester, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership),

and any other Subsidiaries of the Borrowers, which are not Subsidiary Guarantors hereunder."

(2)	Section 1.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order, the following definition:

"Cornerstone Acquisition. As defined in the Consent and Amendment No. 2 to this Agreement

(b) Section 9.3. Section 9.3(f) of the Credit Agreement is hereby deleted, and replaced in its entirety with the following:

"(f)(i) any Investments now or hereafter made in any Subsidiary other than a Designated Subsidiary;

(ii) any Investments now or hereafter made in all Designated Subsidiaries identified in clauses (a) through (e) of the definition of "Designated Subsidiaries," in the aggregate not to exceed the lesser of (x) 1.5% of Gross Asset Value or (y) $15,000,000, at any time; and

(iii) Investments in each of the Designated Subsidiaries identified in clauses (f) through (o) of the definition of "Designated Subsidiaries," in an amount (including assumed debt) not greater than that set forth for such Designated Subsidiary in Schedule 7.19, provided, that, in the case of each Designated Subsidiary described in this clause (iii):


          (A)     when the mortgage debt of such Designated Subsidiary is repaid, whether at maturity or pursuant to a prepayment right or obligation, the Borrowers shall cause such Designated Subsidiary either (1) to execute and deliver a Subsidiary Guaranty required by Section 8.14 in connection therewith, or (2) transfer all of the property of such Designated Subsidiary to one of the Borrowers, and

          "(B)     the Borrowers will not permit any of such Designated Subsidiary (1) to refinance or extend the maturity of any of the mortgage debt assumed by it in connection with the Cornerstone Acquisition, or (2) to incur any additional mortgage debt, or (3) to engage in any activity other than the ownership and operation of the property acquired by it in the Cornerstone Acquisition;".

(c) Schedule 7.19. Schedule 7.19 of the Credit Agreement is hereby deleted, and replaced in its entirety with Schedule 7.19 attached hereto.

         4.     Limitation. The foregoing consent and amendment are only effective in the specific instance and for the specific purpose for which each is given and shall not be effective for any other purpose, and no provision of the Loan Documents is amended in any way other than as provided herein and no Default or Event of Default is hereby waived, or shall in any way impair or prejudice, any rights of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

         5.     Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied, each in form and substance satisfactory to the Administrative Agent (such date being hereinafter referred to as the "Effective Date"):

                 (a)  execution and delivery of this Amendment to the Administrative Agent by the Borrowers and Required Lenders and the Administrative Agent;

                 (b)  execution and delivery to the Administrative Agent by the Guarantor of a Reaffirmation of Guaranty in the form attached hereto as Exhibit A (the "Reaffirmation of Guaranty");

                 (c)  delivery to the Administrative Agent of the pro forma compliance certificate required pursuant to the last paragraph of Section 9.1 of the Credit Agreement, reflecting the consummation of the Cornerstone Acquisition;


                 (d)  evidence that the Cornerstone Acquisition has been approved by the required note holders under the Note Purchase Agreement on terms that do not require any of the Affected Subsidiaries to guarantee the Borrowers' obligations under either thereof;

                 (e)  delivery to the Administrative Agent of certified resolutions of Holdings and Sovran, authorizing this Amendment and the Reaffirmation of Guaranty;

                 (f)  payment by the Borrower of the fees and expenses described in the Credit Agreement and invoiced to the Borrower prior to the date hereof; and

                 (g)  evidence of consummation of the Cornerstone Acquisition.

          6.     Provisions Of General Application.

          6.1     Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of the Borrowers contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Borrowers and the Guarantor attached to the Officer's Certificate dated as of December 16, 2004, remain in full force and effect and, such organizational documents have not been amended, modified, annulled, rescinded or revoked since December 16, 2004 (except in the case of SALP, amendments only admitting additional limited partners), and (d) this Amendment has been duly authorized, executed and delivered by the Borrowers and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrowers contained herein constitute the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

          6.2     No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.


          6.3     Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

          6.4     Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

          6.5     Counterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[Remainder of page left blank intentionally]


          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

THE BORROWERS:	SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings Inc., its general partner By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

Signature Page to Amendment No. 2 to Second
Amended and Restated Revolving Credit and Term Loan Agreement

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank), individually and as Administrative Agent By: /s/ MICHAEL W. EDWARDS Name: Michael W. Edwards Title: Senior Vice President

Required Lenders:	Manufacturers and Traders Trust Company By: /s/ SUSAN FREED-OESTREICHER Name: Susan Freed-Oestreicher Title: Vice President

PNC Bank, National Association By: /s/ RICHARD B. TRZYBINSKI Name: Richard B. Trzybinski Title: Vice President

SunTrust Bank By: /s/ BLAKE K. THOMPSON Name: Blake K. Thompson Title: Vice President

Citizens Bank of Rhode Island By: /s/ CRAIG E. SCHERMERHORN Name: Craig E. Schermerhorn Title: Vice President

HSBC Bank USA, National Association By: /s/ MICHAEL A. DEWITT Name: Michael A. DeWitt Title: Vice President

Signature Page to Amendment No. 2 to Second
Amended and Restated Revolving Credit and Term Loan Agreement


Chevy Chase Bank, F.S.B. By: /s/ MARIE NWOFOR Name: Marie Nwofor Title: Assistant Vice President

Signature Page to Amendment No. 2 to Second
Amended and Restated Revolving Credit and Term Loan Agreement